Exhibit 99.1

Salary.com™ Closes Acquisition of ITG Competency Group—Leading Job-Competency Company

Waltham, MA, August 8, 2007 - Salary.com, Inc. (NASDAQ: SLRY), a leading provider of on-demand compensation management solutions, announced today that it has closed the asset purchase of ITG Competency Group of Princeton, New Jersey, effective August 3, 2007. As part of the transaction, Salary.com paid $1.5 million in cash and $500,000 in Salary.com stock for ITG’s competency management data and design consulting business. ITG will operate as a strategic business unit of Salary.com and will continue to provide consulting services on competency development as well as partner reseller services. The acquisition, along with a new licensing agreement between Salary.com and competency management firm Schoonover Associates, gives Salary.com a competency database of over 3,400 jobs.

About Salary.com, Inc.

Salary.com is a leading provider of on-demand compensation management solutions helping businesses and individuals manage pay and performance. Salary.com provides companies of all sizes comprehensive on-demand software applications that are tightly integrated with its own proprietary compensation data sets, thereby automating the essential elements of the compensation management process and significantly improving the effectiveness of its client’s compensation spend. For more information, visit www.salary.com.

About ITG Competency Group, LLC

ITG is a pioneer in competency management, offering a unique combination of off-the-shelf competency models and implementation services designed to accelerate performance or learning management initiative. ITG offers cost-effective competency models for Banking, Insurance, Retail, Manufacturing, Financial Services, Information Technology and Corporate functions and has been helping clients align employee performance to corporate goals for over a decade.

About Schoonover Associates, Inc.

Schoonover Associates, Inc. creates and implements competency consulting solutions that range from developing leadership and HR strategies to competency-based performance systems to help its clients maximize their human assets.

Forward Looking Statements

This release contains “forward-looking” statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These are statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “may,” “will,” “expects,” “projects,” “anticipates,” “estimates,” “believes,” “intends,” “plans,” “should,” “seeks,” and similar expressions. This press release contains forward-looking statements relating to, among other things, Salary.com’s expectations and assumptions concerning future financial performance. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual future results to differ materially from those projected or contemplated in the forward-looking statements. Forward-looking statements may be significantly impacted by certain risks and uncertainties described in Salary.com’s filings with the Securities and Exchange Commission. The risks and uncertainties referred to above include, but are not limited to, risks associated with possible fluctuations in our operating results and rate of growth, our history of operating losses, the possibility that we will not achieve GAAP profitability, interruptions or delays in our service or our Web hosting, our business model, breach of our security measures, the emerging market in which we operate, developments with respect to litigation to which we are a party, performance of acquired businesses, our ability to hire, retain and motivate our employees and manage our growth, competition, our ability to continue to release and gain customer acceptance of new and improved versions of our service, successful customer deployment and utilization of our services, and general economic conditions and other factors affecting spending by customers. Salary.com expressly disclaims any obligation to update any forward-looking statements.

Investor Contact:

Integrated Corporate Relations

Garo Toomajanian

617-956-6728

ir@salary.com

Media Inquiries:

Schwartz Communications

Dave Close/Bill Keeler

781-684-0770

salary@schwartz-pr.com